                                                                  Exhibit 10.6.3

                            SECOND AMENDMENT TO LEASE

         This Second Amendment to Lease (the "Second Amendment") is made effective the 15th day of November, 2003, by and between Gull Industries, Inc. ("Landlord") and Blue Nile, Inc. ("Tenant").

                                    RECITALS:

         Landlord and Tenant are parties to that certain Lease, dated for reference purposes June 28, 2001 (the "Lease") for premises located at 5907 Fourth Avenue South, Seattle, Washington (the "Premises").

         Tenant wishes to lease additional space on the Premises on a short term basis.

                                    AGREEMENT

1. Landlord agrees to rent an additional 424 sf of use and storage area and an additional 320 sf of the access corridor to Tenant as per Exhibit A.

         Term:                    A. November 15, 2003 - December 26, 2003 and
                                  B. February 1, 2004 -February 15, 2004
         Additional Rent:         $0.875 per sf/ month prorated
                                  ($564.20 for A and $273.00 for B )

2. Access to the additional space will be through the roll up door, shared with Landlord.

3. Landlord and Tenant agree to refrain from disturbing the property of the other party.

4. Except as specifically modified herein, all Terms and Conditions of the Lease are and remain in full force and effect.

                                LANDLORD:

                                Gull Industries, Inc.

                                By:   /s/ William T. Vivian             11/14/03
                                    --------------------------------------------
                                    William T. Vivian

                                Its: Vice President

                                TENANT:

                                Blue Nile, Inc.

                                By:   /s/ Dwight Gaston
                                    --------------------------------------------
                                    Dwight Gaston

                                Its: VP of Operations

STATE OF WASHINGTON            )
                               )
COUNTY OF _______________      )

         On this _____ day of _______________, 2003, before me personally appeared ___________________________________________ to me known to be the
_______________ of Gull Industries, Inc., the corporation that executed the foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein.

         GIVEN under my hand and official seal this _____ day of ______________, 2003.

                                       _________________________________________

                                       Notary Public in and for the State of
                                       Washington, residing at

                                       ______________________________ .

                                       My commission expires _________________ .

STATE OF WASHINGTON            )
                               )
COUNTY OF _______________      )

         On this _____ day of _______________, 2003, before me personally appeared ___________________________________________ to me known to be the
_______________ of______________________________., the corporation that executed the foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein.

         GIVEN under my hand and official seal this _____ day of ______________, 2003.

                                       _________________________________________

                                       Notary Public in and for the State of
                                       Washington, residing at

                                       ______________________________ .

                                       My commission expires _________________ .

                                  AM Building

                           Temporary use by Blue Nile
                                 Nov. 13, 2003

                                Scale 1" = 10'0"

                                  [FLOOR PLAN]